UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2004

CHARTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
United States	000-33071	58-2659667
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
600 Third Avenue, West Point, Georgia	31833
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (706) 645-1391

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________________________________

Item 8.01 Other Events

On December 23, 2004, Charter Financial Corporation (the "Company") announced that its board of directors has declared a special dividend of $2.00 per share of common stock, payable February 1, 2005, to stockholders of record on January 14, 2005. A copy of the press release dated December 23, 2004, is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) The following exhibit is furnished with this Report:

Exhibit No. Description

99.1 Press release issued by the Company on December 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2004 CHARTER FINANCIAL CORPORATION

By: /s/ Robert L. Johnson

Name: Robert L. Johnson

Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No. Description

99.1 Press release issued by the Company on December 23, 2004